UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 17, 2011
SNYDER’S-LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13024 Ballantyne Corporate Place, Ste 900, Charlotte, NC	28277

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 18, 2011, Snyder’s-Lance, Inc. (the “Company”) issued a press release with respect to its financial results for the fourth quarter and year ended January 1, 2011. A copy of the press release is being furnished as Exhibit 99.1 hereto. The Company also held a conference call and live webcast on February 18, 2011 to discuss its financial results. A copy of the slides presented during the call and a transcript of the call are being furnished as Exhibits 99.2 and 99.3 hereto, respectively. The press release, slide presentation and transcript contain forward-looking statements regarding the Company and include cautionary statements identifying important factors that could cause actual results to differ materially.
Each of the exhibits attached hereto also present measures not derived in accordance with generally accepted accounting principles (“GAAP”). The Company believes these non-GAAP financial measures provide useful information to investors as the measures emphasize core on-going operations and are helpful in comparing past and present operating results. The Company uses these measures to evaluate past performance and prospects for future performance. The presentation of non-GAAP financial measures by the Company should not be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.
The information furnished under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.
Item 8.01. Other Events.
On February 17, 2011, the Company issued a press release announcing the Company’s plan to convert its company owned Direct Store Delivery (DSD) routes to an independent operator (IO) network over the next 12 to 18 months. A copy of the press release is attached as Exhibit 99.4 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated February 18, 2011, with respect to the Company’s financial results for the fourth quarter and year ended January 1, 2011.

99.2	Slide Presentation, dated February 18, 2011, with respect to the Company’s financial results for the fourth quarter and year ended January 1, 2011.

99.3	Transcript of the Company’s conference call held on February 18, 2011.

99.4	Press Release, dated February 17, 2011, announcing the Company’s plan to convert its distribution to an independent operator (IO) network.

The information furnished as Exhibits 99.1, 99.2 and 99.3 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNYDER’S-LANCE, INC. (Registrant)
Date: February 22, 2011	By:	/s/ Rick D. Puckett
Rick D. Puckett
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
February 17, 2011	0-398
SNYDER’S-LANCE, INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated February 18, 2011, with respect to the Company’s financial results for the fourth quarter and year ended January 1, 2011.

99.2	Slide Presentation, dated February 18, 2011, with respect to the Company’s financial results for the fourth quarter and year ended January 1, 2011.

99.3	Transcript of the Company’s conference call held on February 18, 2011.

99.4	Press Release, dated February 17, 2011, announcing the Company’s plan to convert its distribution to an independent operator (IO) network.